SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

           Federated Premier Intermediate Municipal Income Fund
---------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

                                    N/A
---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1.    Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4.    Proposed maximum aggregate value of transaction:
      5.    Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
      ____________________________________________________________

      3)    Filing Party:
      ____________________________________________________________

      4)    Date Filed:
      ____________________________________________________________









                     FEDERATED PREMIER MUNICIPAL INCOME FUND


              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.


Federated  Premier  Municipal  Income Fund and  Federated  Premier  Intermediate
Municipal Income Fund (the "Funds") will hold a joint annual meeting of shareholders on September 24, 2004. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?

The Funds' Common Shares are listed on the New York Stock Exchange. The rules of the Exchange require that the Funds hold an annual meeting each year for the election of Trustees.

What am I being asked to vote on?
The proposals include:

o the election of three Class I Trustees by each Fund's Common and Preferred Shareholders. The Board of Trustees ("Board") has nominated John F. Donahue, Thomas G. Bigley and John T. Conroy for these positions.

o the election of two Trustees by each Fund's Preferred Shareholders only. The Board has nominated Peter E. Madden and John S. Walsh for these positions.


How do I vote my shares?

You may vote by telephone, Internet or by returning the enclosed proxy card. Please see the enclosed proxy card for further instructions. If you choose to help save the Funds time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

You may also vote in person at the annual meeting or complete and return the enclosed proxy card. If you sign and return the proxy card without indicating a preference, your vote will be cast "for" the election of the nominees named in this Proxy Statement.

If you do not respond at all, we may contact you by mail or by telephone to request that you cast your vote.

Whom do I call if I have questions about the Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-245-0242, Ext. 7538.

After careful consideration, the Board of Trustees has unanimously approved these nominees. The Board recommends that you read the enclosed materials carefully and vote FOR all of the nominees.







                     FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 24, 2004

     The Joint Annual Meeting of the shareholders of FEDERATED PREMIER MUNICIPAL INCOME FUND and FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 24, 2004 for the following purposes:

          (1) To elect three Class I Trustees of each Fund (Common and Preferred Shareholders).

          (2)  To elect two Trustees of each Fund (Preferred Shareholders only).

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 14, 2004, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the   Trustees


                                                /s/ John W. McGonigle
                                                John W. McGonigle
                                                Secretary

July 23, 2004



            PLEASE VOTE BY TELEPHONE, THE INTERNET, OR SIGN,
            DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.



            YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR THE INTERNET SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                             TABLE OF CONTENTS

About the Proxy Solicitation and the Joint Annual Meeting....................1
Proposal #1 - Election of Three Class I Trustees (Common and Preferred
Shareholders.................................................................2
Proposal #2 - Election of Two Trustees (Preferred Shareholders only..........3
Information About the Funds..................................................4
Proxies, Quorum and Voting at the Joint Annual Meeting.......................4
About the Trustees...........................................................4
Board of Trustees............................................................5
Share Ownership of the Funds.................................................9
Meetings of the Board........................................................9
Committees of the Board.....................................................10
Shareholder Communications..................................................11
Officers of the Funds.......................................................11
Independent Auditors........................................................12
Section 16(a) Beneficial Ownership Reporting Compliance.....................12
Shareholder Proposals for 2005 Annual Meeting...............................13
Other Matters and Discretion of Attorneys Named in the Proxy................13
Audit Committee Charter..............................................Exhibit A
Audit Committee Report...............................................Exhibit B
Nominating Committee Charter.........................................Exhibit C




                                 PROXY STATEMENT


                     FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000

About the Proxy Solicitation and the Joint Annual Meeting

The enclosed proxy is solicited on behalf of the Boards of Trustees (each a "Board" or "Trustees") of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each a "Fund" and collectively, the "Funds"). The proxies will be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on September 24, 2004, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. (the "Annual Meeting").

The Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together, the "Shareholders") of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposals set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposals by the Shareholders of one Fund will not affect the implementation of the Proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund.

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that quorum is not reached in a timely manner, the Funds may also employ Georgeson Shareholder as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $3,500 per Fund. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as exists for instructions communicated in written form.

The purposes of the Annual Meeting are set forth in the accompanying Notice. The Trustees know of no business that will be presented for consideration at the Annual Meeting other than that mentioned in the Notice. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about July 23, 2004 to shareholders of record at the close of business on July 14, 2004 (the "Record Date"). On the Record Date, the Funds had outstanding the following numbers of shares:

                                             Common Shares     Preferred Shares

Federated Premier Municipal Income Fund                 6,111,874      2,147
Federated Premier Intermediate Municipal Income Fund    6,946,981      2,441

The classes of Fund shares listed in the table above are the only classes of shares currently authorized by each Fund.

     The Funds' Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2003, was mailed to shareholders on or about January 29, 2004. A copy of the Annual Report will be furnished, without charge, to any shareholder of either Fund upon request by calling 1-800-245-0242 Ext. 7538. The Funds' semi-annual report, which includes unaudited financial statements for the six months ended May 31, 2004, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the "Product" section of the Federated Investors website at www.federatedinvestors.com. The Funds' principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Funds' toll-free telephone number is 1-800-245-0242, Ext. 7538. Federated Investment Management Company serves as the investment adviser for each Fund.



                PROPOSAL #1 - ELECTION OF THREE CLASS I TRUSTEES
                      (COMMON AND PREFERRED SHAREHOLDERS)


     In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees elected by the Common and Preferred shareholders of each Fund have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the Annual Meeting; Class II, whose term will expire at the Funds' 2005 annual meeting of shareholders; and Class III, whose term will expire at the Funds' 2006 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class I Trustees at the Annual Meeting to serve for an approximately three-year term until the 2007 annual meeting and until their successors shall be duly elected and shall qualify.

     The following table summarizes, for both Funds, the nominees who will stand for election by both the Common and Preferred shareholders at the Annual Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                             Class             Expiration of Term
if Elected*

John F. Donahue               Class I                 2007 Annual Meeting
Thomas G. Bigley              Class I                 2007 Annual Meeting
John T. Conroy, Jr.           Class I                 2007 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     The persons named as proxies intend to vote in favor of the election of John F. Donahue, Thomas G. Bigley and John T. Conroy, Jr. as Class I Trustees of each Fund. All of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Donahue, Bigley and Conroy.

     In the election of the Class I Trustees, the holders of each Fund's Common Shares and Preferred Shares will vote together as a single class, with each share entitled to one vote. In the election of Class I Trustees for each Fund, the three nominees receiving the highest numbers of votes will be elected.

     The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.

      PROPOSAL #2 - ELECTION OF TWO TRUSTEES (PREFERRED SHAREHOLDERS ONLY)


     In accordance with each Fund's Declaration, at each annual meeting the holders of the Fund's Preferred Shares, voting separately as a class, are entitled to elect two Trustees. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.

     The following table summarizes, for both Funds, the nominees who will stand for election by the Funds' Preferred shareholders at the Annual Meeting and the expiration of their respective terms if elected:

Trustee                                      Expiration of Term if Elected*
Peter E. Madden                                 2005 Annual Meeting
John S. Walsh                                   2005 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Madden and Walsh

     In the election of the two Trustees to be elected by the Preferred Shareholders, the holders of each Fund's Preferred Shares will vote separately as a class, with each share being entitled to one vote. In the election of these Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected.

     The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.


---------------------------------------------------------------------------
                        INFORMATION ABOUT THE FUNDS
---------------------------------------------------------------------------

Proxies, Quorum and Voting at the Joint Annual Meeting

     In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.

     Only shareholders of record on the Record Date are entitled to vote at the Annual Meeting. Each Common and Preferred Share of the Funds is entitled to one vote on all matters to be voted on by that class of shares. [Fractional shares are entitled to proportionate shares of one vote.] Shareholders do not have cumulative voting rights in the election of Trustees.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.

     All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

     In order to hold each Fund's annual meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of one-third of the total number of outstanding Common and Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class I Trustees and any other matter which is properly presented for action by the shareholders at a Fund's annual meeting.

     If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the session of the Annual Meeting to be adjourned. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.

About the Trustees

     The following table provides a complete listing of the Funds' Board of Trustees. Only Messrs. J. F. Donahue, Bigley, Conroy, Madden and Walsh are nominees for election at the Annual Meeting.







Board of Trustees

     The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 136 funds). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; and also serves as a Board member of the following investment company complexes: Banknorth Funds-four portfolios; Golden Oak(R) Family of Funds-seven portfolios and WesMark Funds-five portfolios.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                       Principal Occupation(s) for Past    Aggregate         Total
                       Five Years, Other Directorships   Compensation   Compensation
                       Held and Previous Position(s)        From       From Funds and
                                                          Federated     Federated Fund
                                                           Premier         Complex
                                                          Municipal     calendar year
                                                         Income Fund       (2003)
                                                         (FPMIF) and
                                                          Federated
                                                           Premier
        Name                                             Intermediate
     Birth Date                                           Municipal
      Address                                            Income Fund
Positions Held with                                        (FPIMIF)
       Funds                                                (past
 Date Service Began                                      fiscal year)
                      Principal Occupations: Chairman         $0             $0
John F. Donahue*      and Director or Trustee of the
Birth Date: July      Federated Fund Complex; Chairman
28, 1924              and Director, Federated
CHAIRMAN AND TRUSTEE  Investors, Inc.
Began serving:        ---------------------------------
December 2002
                      Previous Positions: Trustee,
                      Federated Investment Management
                      Company and Chairman and
                      Director, Federated Investment
                      Counseling.

                      Principal Occupations: Principal        $0             $0
J. Christopher        Executive Officer and President
Donahue*              of the Federated Fund Complex;
Birth Date: April     Director or Trustee of some of
11, 1949              the Funds in the Federated Fund
PRESIDENT AND         Complex; President, Chief
TRUSTEE               Executive Officer and Director,
Began serving:        Federated Investors, Inc.;
December 2002         Chairman and Trustee, Federated
                      Investment Management Company;
                      Trustee, Federated Investment
                      Counseling; Chairman and
                      Director, Federated Global
                      Investment Management Corp.;
                      Chairman, Federated Equity
                      Management Company of
                      Pennsylvania, Passport Research,
                      Ltd. and Passport Research II,
                      Ltd.; Trustee, Federated
                      Shareholder Services Company;
                      Director, Federated Services
                      Company.

                      Previous Positions: President,
                      Federated Investment Counseling;
                      President and Chief Executive
                      Officer, Federated Investment
                      Management Company, Federated
                      Global Investment Management
                      Corp. and Passport Research, Ltd.

                      Principal Occupations: Director      $258.73
Lawrence D. Ellis,    or Trustee of the Federated Fund     (FPMIF)        $148,500
M.D.*                 Complex; Professor of Medicine,    ------------
Birth Date: October   University of Pittsburgh;            $260.58
11, 1932              Medical Director, University of      (FPIMIF)
3471 Fifth Avenue     Pittsburgh Medical Center
Suite 1111            Downtown; Hematologist,
Pittsburgh, PA        Oncologist and Internist,
TRUSTEE               University of Pittsburgh Medical
Began serving:        Center.
December 2002
                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F.
Donahue is the father of J.  Christopher Donahue; both are "interested"
due to the positions they hold with Federated Investors, Inc. (Federated)
and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by Federated Securities Corp., the principal underwriter for mutual funds in the Federated Fund Complex.
---------------------------------------------------------------------------

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                       Principal Occupation(s) for Past    Aggregate         Total
                       Five Years, Other Directorships   Compensation   Compensation
                       Held and Previous Position(s)        From       From Funds and
                                                          Federated     Federated Fund
                                                           Premier         Complex
                                                          Municipal     calendar year
                                                         Income Fund        (2003)
                                                         (FPMIF) and
                                                          Federated
                                                           Premier
        Name                                             Intermediate
     Birth Date                                           Municipal
      Address                                            Income Fund
Positions Held with                                        (FPIMIF)
       Funds                                                (past
 Date Service Began                                      fiscal year)
                      Principal Occupation: Director       $284.60        $163,350
Thomas G. Bigley      or Trustee of the Federated Fund     (FPMIF)
Birth Date:           Complex.                           ------------
February 3, 1934                                           $286.64
15 Old Timber Trail   Other Directorships Held:            (FPIMIF)
Pittsburgh, PA        Director, Member of Executive
TRUSTEE               Committee, Children's Hospital
Began serving:        of Pittsburgh; Director,
December 2002         University of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

                      Principal Occupations: Director      $284.60        $163,350
John T. Conroy, Jr.   or Trustee of the Federated Fund     (FPMIF)
Birth Date: June      Complex; Chairman of the Board,    ------------
23, 1937              Investment Properties                $286.64
Grubb &               Corporation; Partner or Trustee      (FPIMIF)
Ellis/Investment      in private real estate ventures
Properties            in Southwest Florida.
Corporation
3838 North Tamiami    Previous Positions: President,
Trail                 Investment Properties
Suite 402             Corporation; Senior Vice
Naples, FL            President, John R. Wood and
TRUSTEE               Associates, Inc., Realtors;
Began serving:        President, Naples Property
December 2002         Management, Inc. and Northgate
                      Village Development Corporation.

                      Principal Occupation: Director       $284.60        $163,350
Nicholas P.           or Trustee of the Federated Fund     (FPMIF)
Constantakis          Complex.                           ------------
Birth Date:                                                $286.64
September 3, 1939     Other Directorships Held:            (FPIMIF)
175 Woodshire Drive   Director and Member of the Audit
Pittsburgh, PA        Committee, Michael Baker
TRUSTEE               Corporation (engineering and
Began serving:        energy services worldwide).
December 2002
                      Previous Position: Partner,
                      Anderson Worldwide SC.

                      Principal Occupation: Director       $258.73        $148,500
John F. Cunningham    or Trustee of the Federated Fund     (FPMIF)
Birth Date: March     Complex.                           ------------
5, 1943                                                    $260.58
353 El Brillo Way     Other Directorships Held:            (FPIMIF)
Palm Beach, FL        Chairman, President and Chief
TRUSTEE               Executive Officer, Cunningham &
Began serving:        Co., Inc. (strategic business
December 2002         consulting); Trustee Associate,
                      Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

                      Principal Occupation: Director       $258.73        $148,500
Peter E. Madden       or Trustee of the Federated Fund     (FPMIF)
Birth Date: March     Complex; Management Consultant.    ------------
16, 1942                                                   $260.58
One Royal Palm Way    Other Directorships Held: Board      (FPIMIF)
100 Royal Palm Way    of Overseers, Babson College.
Palm Beach, FL
TRUSTEE               Previous Positions:
Began serving:        Representative, Commonwealth of
December 2002         Massachusetts General Court;
                      President, State Street Bank and
                      Trust Company and State Street
                      Corporation (retired); Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director,
                      Depository Trust Corporation;
                      Director, The Boston Stock
                      Exchange.

                      Principal Occupations: Director      $284.60        $163,350
Charles F.            or Trustee of the Federated Fund     (FPMIF)
Mansfield, Jr.        Complex; Management Consultant;    ------------
Birth Date: April     Executive Vice President, DVC        $286.64
10, 1945              Group, Inc. (marketing,              (FPIMIF)
80 South Road         communications and technology)
Westhampton Beach,    (prior to 9/1/00).
NY
TRUSTEE               Previous Positions: Chief
Began serving:        Executive Officer, PBTC
December 2002         International Bank; Partner,
                      Arthur Young & Company (now
                      Ernst & Young LLP); Chief
                      Financial Officer of Retail
                      Banking Sector, Chase Manhattan
                      Bank; Senior Vice President,
                      HSBC Bank USA (formerly, Marine
                      Midland Bank); Vice President,
                      Citibank; Assistant Professor of
                      Banking and Finance, Frank G.
                      Zarb School of Business, Hofstra
                      University.

John E. Murray,       Principal Occupations: Director      $310.46        $178,200
Jr., J.D., S.J.D.     or Trustee of the Federated Fund     (FPMIF)
Birth Date:           Complex; Chancellor and Law        ------------
December 20, 1932     Professor, Duquesne University;      $312.70
Chancellor,           Partner, Murray, Hogue and           (FPIMIF)
Duquesne University   Lannis.
Pittsburgh, PA
TRUSTEE               Other Directorships Held:
Began serving:        Director, Michael Baker Corp.
December 2002         (engineering, construction,
                      operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

                      Principal Occupations:  Director     $258.73        $148,500
Marjorie P. Smuts     or Trustee of the Federated Fund     (FPMIF)
Birth Date: June      Complex; Public                    ------------
21, 1935              Relations/Marketing                  $260.58
4905 Bayard Street    Consultant/Conference                (FPIMIF)
Pittsburgh, PA        Coordinator.
TRUSTEE
Began serving:        Previous Positions: National
December 2002         Spokesperson, Aluminum Company
                      of America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

                      Principal Occupations:  Director     $258.73        $148,500
John S. Walsh         or Trustee of the Federated Fund     (FPMIF)
Birth Date:           Complex; President and Director,   ------------
November 28, 1957     Heat Wagon, Inc. (manufacturer       $260.58
2604 William Drive    of construction temporary            (FPIMIF)
Valparaiso, IN        heaters); President and
TRUSTEE               Director, Manufacturers
Began serving:        Products, Inc. (distributor of
December 2002         portable construction heaters);
                      President, Portable Heater
                      Parts, a division of
                      Manufacturers Products, Inc.

                      Previous Position: Vice
                      President, Walsh & Kelly, Inc.


---------------------------------------------------------------------------

Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John
E. Murray, Jr., an Independent Trustee of the Funds, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.


Board ownership of shares in the funds and in the Federated family of Investment companies


                              Dollar Range of
                                 Shares Owned
                                     in FPMIF
                                                                              Aggregate
                               (as of July 8,       Dollar Range of     Dollar Range of
                                        2004)       Shares Owned in     Shares Owned in
                                                 FPIMIF (as of July Federated Family of
                                                           8, 2004)          Investment
Interested                                                             Companies (as of
Board Member Name                                                    December 31, 2003)


John F. Donahue                          None                  None       Over $100,000
J. Christopher Donahue       $50,001-$100,000      $50,001-$100,000       Over $100,000
Lawrence D. Ellis, M.D.                  None                  None       Over $100,000


Independent
Board Member Name
Thomas G. Bigley                         None                  None       Over $100,000
John T. Conroy, Jr.                      None                  None       Over $100,000
Nicholas P. Constantakis                 None                  None       Over $100,000
John F. Cunningham                       None                  None       Over $100,000
Peter E. Madden                          None                  None       Over $100,000
Charles F. Mansfield, Jr.                None                  None       Over $100,000
John E. Murray, Jr., J.D.,               None                  None       Over $100,000
S.J.D.
Marjorie P. Smuts                        None                  None       Over $100,000
John S. Walsh                            None                  None       Over $100,000

---------------------------------------------------------------------------


Share Ownership of the Funds

As of July 8, 2004, J. Christopher Donahue, President and Trustee of the Funds, owned 6,800 Common Shares of Federated Premier Municipal Income Fund and 6,800 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 8, 2004, Mary Jo Ochson, Chief Investment Officer and Vice President of the Funds, owned 100 Common Shares of Federated Premier Municipal Income Fund and 1,500 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 8, 2004, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of a class of the outstanding shares of a
Fund:

Cede & Co., New York, NY owned approximately 6,064,196 Common Shares (99.2%) of Federated Premier Municipal Income Fund.

Cede & Co., New York, NY owned approximately 6,926,821 Common Shares (99.7%) of Federated Premier Intermediate Municipal Income Fund.

Meetings of the Board

     The Board of each Fund met four times during fiscal 2003. Each Trustee attended at least 75% of the total number of meetings in fiscal 2003 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.

Committees of the Board

Executive Committee

     The Executive Committee of each Fund currently consists of John F. Donahue and John E. Murray, Jr. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of each Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2003, the Executive Committee met on one occasion.

Audit Committee

     The Audit Committee of each Fund currently consists of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr. Mr. Bigley is Chairman of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit
A. The Board has determined that the members of the Audit Committee are "independent," as defined by the listing standards of the New York Stock Exchange.

     The purpose of the Funds' Audit Committee is to oversee the accounting and financial reporting process of the Funds, their internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Funds' internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers. In fiscal 2003, the Audit Committee met on four occasions.

     A report of the Audit Committee is attached as Exhibit B to this Proxy Statement.



Nominating Committee

     The Nominating Committee of each Fund currently consists of all of the Fund's Independent Trustees, as identified above. Dr. Murray serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit C to this Proxy Statement. The Board has determined that all members of the Nominating Committee are "independent," as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and did not meet in fiscal 2003.

     The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

     Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

     The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

Shareholder Communications

     A shareholder who wishes to communicate with the Board, a Committee of the Board or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.

     The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Annual Meeting.

Officers of the Funds

     The executive officers of the Funds are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:


OFFICERS*

            Name
         Birth Date
           Address
  Positions Held with Funds
-----------------------------
     Date Service Began           Principal Occupation(s) and Previous Position(s)
                              Principal Occupations: Executive Vice President and
John W. McGonigle             Secretary of the Federated Fund Complex; Executive Vice
Birth Date: October 26, 1938  President, Chief Legal Officer, Secretary and Director,
EXECUTIVE VICE PRESIDENT AND  Federated Investors, Inc.
SECRETARY
Began serving: December 2002  Previous Positions: Trustee, Federated Investment
                              Management Company and Federated Investment Counseling;
                              Director, Federated Global Investment Management Corp.,
                              Federated Services Company and Federated Securities
                              Corp.

                              Principal Occupations: Principal Financial Officer and
Richard J. Thomas             Treasurer of the Federated Fund Complex; Senior Vice
Birth Date: June 17, 1954     President, Federated Administrative Services.
TREASURER
Began serving: December 2002  Previous Positions: Vice President, Federated
                              Administrative Services; held various management
                              positions within Funds Financial Services Division of
                              Federated Investors, Inc.

                              Principal Occupations: Vice Chairman or Vice President
Richard B. Fisher             of some of the Funds in the Federated Fund Complex;
Birth Date: May 17, 1923      Vice Chairman, Federated Investors, Inc.; Chairman,
VICE CHAIRMAN                 Federated Securities Corp.
Began serving: December 2002
                              Previous Positions: President and Director or Trustee
                              of some of the Funds in the Federated Fund Complex;
                              Executive Vice President, Federated Investors, Inc. and
                              Director and Chief Executive Officer, Federated
                              Securities Corp.


                              Mary Jo Ochson has been the Fund's Portfolio Manager
Mary Jo Ochson                since December 2002.  Ms. Ochson was named Chief
Birth Date: September 12,     Investment Officer of tax-exempt fixed income products
1953                          in 2004 and is Vice President of the Fund. Ms. Ochson
CHIEF INVESTMENT OFFICER,     joined Federated in 1982 and has been a Senior
TAX-FREE FIXED INCOME, AND    Portfolio Manager and a Senior Vice President of the
VICE PRESIDENT                Fund's Adviser since 1996.  Ms. Ochson is a Chartered
Began serving: December 2002  Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


* Officers do not receive any compensation from the Funds.
---------------------------------------------------------------------------


---------------------------------------------------------------------------
                           INDEPENDENT AUDITORS
---------------------------------------------------------------------------

     Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Funds for fiscal 2004. Ernst & Young LLP audited the financial statements of the Funds in fiscal 2003. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement or respond to appropriate questions.

     The following fees were paid to the independent auditors for the audit of the Funds' financial statements for the fiscal year ended November 30, 2003, the review of the financial statements in the Funds' semiannual report for the period ended May 31, 2003 and other fiscal 2003 services rendered to the Funds, the Adviser and its affiliates that provide services to the Funds:

      Audit fees
         Federated Premier Municipal Income Fund....................$57,000
         Federated Premier Intermediate Municipal Income Fund.......$57,000
      Financial information systems design and implementation fees.......$0
      All other fees................................................$30,000

---------------------------------------------------------------------------
          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
---------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act of 1940 require that each Fund's Trustees and officers, the Funds' investment advisor and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund's outstanding securities ("Reporting Persons") file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Funds, the Funds believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended November 30, 2003, except that (i) due to an electronic transmission error, the Form 3 Initial Statements of Beneficial Ownership of Securities for each Fund for Messrs. J. Thomas Madden,
J. Christopher Donahue, John F. Donahue, John W. McGonigle, Keith M. Schappert, Thomas R. Donahue and William D. Dawson III, Form 4 reports with respect to one transaction for each Fund of Mr. J. Christopher Donahue and a Form 4 report with respect to one transaction for Federated Premier Intermediate Municipal Income Fund of Mr. Thomas R. Donahue, were technically reported late to the Securities and Exchange Commission; and (ii) Ms. Mary Jo Ochson failed to timely file Form 4 reports with respect to one transaction for each Fund. Ms. Ochson subsequently filed the necessary Form 4s.


---------------------------------------------------------------------------
               SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
---------------------------------------------------------------------------

     Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Funds' proxy statement for its 2005 annual meeting of shareholders must be received by the Funds, at its address indicated on page 1 of this Proxy Statement, not later than March 25, 2005. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Funds at such address not later than June 8, 2005.

---------------------------------------------------------------------------
       OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
---------------------------------------------------------------------------

     No business other than the matters described above are expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.

---------------------------------------------------------------------------
     SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE
 ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
---------------------------------------------------------------------------

                                                   By Order of the Trustees


                                                      /s/ John W. McGonigle
                                                          John W. McGonigle
                                                                  Secretary
July 23, 2004

                     FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

























                                 EXHIBIT A



                              FEDERATED BOARD FUNDS


                             AUDIT COMMITTEE CHARTER

            (approved by the Board of Trustees on February 12, 2004)


I.    Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least 3 members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund's Board of Directors/Trustees ("Board") or a committee of the Board.

     All members of the Audit Committee shall be financially  literate,  as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment. For these purposes, a committee member who qualifies as an "audit committee financial expert" will be deemed to meet the foregoing standard.

II.   Purposes of the Audit Committee

The purposes of the Audit Committee are:

          (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

          (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

          (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

          (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors.

          (e) to act as a liaison between the Fund's independent auditors and the full Board;

          (f) to review the fund's internal audit function including its charter, authority and to annually approve and monitor progress of the internal audit plan. The Director of Internal Audit will report to the Audit Committee.

          (g) where NYSE requirements are applicable, to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees.

The independent auditors for the Fund shall report directly to the Audit Committee.

III.  Duties and Powers of the Audit Committee

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

               (i) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

               (ii) any  material  issues  raised  by the most  recent  internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

               (iii) the audit firm's internal quality-control procedures.

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and to meet with the auditors to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements where NYSE requirements are applicable; and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

     (i) to resolve disagreements between management and the auditors regarding financial reporting;

     (j) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

     (k) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

     (l) to annually review and approve the Internal Audit Department charter and plan.

     (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (n) where NYSE requirements are applicable, to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

     (o) to review in a general manner, but not to assume responsibility for, the fund's processes with respect to risk assessment and risk management; which review may be accomplished in connection with the committee members' reviews conducted pursuant to ICA rule 38a-1.

     (p)  to   investigate   or   initiate  an   investigation   of  reports  of
          improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (q)  to report its activities to the full Board on a regular basis; and

     (r) to perform such other duties and functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the purposes, duties and powers provided in this Charter.

     (s) to set clear policies relating to the hiring by entities within the Fund's investment company complex1 of employees or former employees of the independent auditors.


     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.   Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Fund's management, among other things, is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or directors of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; and (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence.

V.    Operations of the Audit Committee

      (a) The Audit Committee shall meet on a regular basis and at least 4 times annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

      (b) The Audit Committee may meet in person or telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

      (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

      (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors, independent auditors, and may meet with such other persons as the Committee deems appropriate.

      (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

      (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

      (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)   The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(i)   The Audit Committee shall evaluate its performance at least annually.




                                 EXHIBIT B
         (approved by the Board of Trustees on February 12, 2004)

                          AUDIT COMMITTEE REPORT

     The Audit Committee oversees each Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are "independent" as defined in the listing standards of the New York Stock Exchange.

     The Funds' management has the primary responsibility for the preparation, presentation and integrity of the Funds' financial statements and the adequacy of their internal controls. The independent accountants are responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether each Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed each Fund's audited financial statements for the year ended November 30, 2003 and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent accountants for 2003. The Audit
Committee has received from the independent accountants written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent accountants. The Audit Committee has also received from the independent accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent accountants their independence. The Audit Committee considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountants' independence.

     Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Trustees that each Fund's audited financial statements be included in the Funds' Annual Report for the fiscal year ended November 30, 2003 filed with the Securities and Exchange Commission.

Respectfully submitted:
Thomas G. Bigley, Audit Committee Chairman
Nicholas P. Constantakis, Audit Committee Member
John T. Conroy, Jr., Audit Committee Member
Charles F. Mansfield, Jr., Audit Committee Member


                                    EXHIBIT C



                                 FEDERATED FUNDS

                          NOMINATING COMMITTEE CHARTER

               (approved by the Board of Trustees on May 14, 2004)



     The Nominating Committee (the "Committee") of each fund which adopts this charter (the "Fund") shall be composed solely of Directors or Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and who are "independent" as defined in the New York Stock Exchange Listing Standards (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

     Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

     Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

     Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.


Cusip 31423M105
Cusip 31423M204
Cusip 31423P108
Cusip 31423P207
30892 (7/04)



--------
1 "Investment company complex" includes:

o    the fund and its investment adviser or sponsor;

o any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

o any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.



















              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                  Common Shares

Proxy for Annual Meeting of Shareholders to be held September 24, 2004

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 24, 2004, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

A  vote  FOR  the  proposal  includes  discretionary  authority  to  vote  for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

            To elect  three Class I Trustees  of the Fund.  Nominees:  John
            F. Donahue, Thomas G. Bigley and John T. Conroy, Jr.

                        FOR all nominees              [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE for all nominees [   ]
                        FOR ALL EXCEPT*               [   ]
                     *(Instruction:  to withhold  authority  to vote for an
                     individual  nominee(s),   write  the  name(s)  of  the
                     nominee(s) on the line below.
                     _________________________________________


YOUR VOTE IS IMPORTANT
Please complete, sign and return
____________________________
this card as soon as possible.
Date
Mark with an X in the box.
____________________________
                                                                  Signature

                                               ____________________________
                                                   Signature (Joint Owners)



Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                Preferred Shares

Proxy for Annual Meeting of Shareholders to be held September 24, 2004

You may also vote by telephone at 1-800-454-8683, or through the Internet at www.proxyvote.com. If you vote through the Internet or by telephone, please don't return this proxy card.

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 24, 2004, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

            To elect  three Class I Trustees  of the Fund.  Nominees:  John
            F. Donahue, Thomas G. Bigley and John T. Conroy, Jr.

                        FOR all nominees              [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE for all nominees [   ]
                        FOR ALL EXCEPT*               [   ]
                     *(Instruction:  to withhold  authority  to vote for an
                     individual  nominee(s),   write  the  name(s)  of  the
                     nominee(s) on the line below.

                     _________________________________________

            To  elect  two  Trustees  of  the  Fund.  Nominees:   Peter  E.
            Madden and John S. Walsh

                        FOR all nominees              [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE for all nominees [   ]
                        FOR ALL EXCEPT*               [   ]
                     *(Instruction:  to withhold  authority  to vote for an
                     individual  nominee(s),   write  the  name(s)  of  the
                     nominee(s) on the line below.

                     _________________________________________


YOUR VOTE IS IMPORTANT
Please complete, sign and return
____________________________
this card as soon as possible.
Date
Mark with an X in the box.
____________________________
                                                                  Signature

                                               ____________________________
                                                   Signature (Joint Owners)



Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.